UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 29, 2004



                          LEGALPLAY ENTERTAINMENT INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Florida                      000-29219               98-0199508
-------------------------------      -----------------       -------------------
(State or other jurisdiction of      (Commission File          (IRS Employer
 incorporation or organization)           Number)            Identification No.)


       Suite 201, 1166 Alberni Street                        V6E 3Z3
   Vancouver, British Columbia, Canada
------------------------------------------           -------------------------
 (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number           ---           (604) 408-0348
       (including area code)


      Suite 308, 525 Seymour Street                          V6B 3H7
   Vancouver, British Columbia, Canada
------------------------------------------           -------------------------
   (Former name or former address if                        (Zip Code)
      changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           No events to report.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

           No events to report.

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

           No events to report.


SECTION 2  FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

           No events to report.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           No events to report.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-
           BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

           No events to report.

ITEM 2.04  TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR
           AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

           No events to report.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

           No events to report.

ITEM 2.06  MATERIAL IMPAIRMENTS.

           No events to report.


SECTION 3  SECURITIES AND TRADING MARKETS

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD;
           TRANSFER OF LISTING.

           No events to report.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

           No events to report.


ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

           No events to report.


SECTION 4  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           No events to report.

ITEM 4.02  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT
           REPORT OR COMPLETED INTERIM REVIEW.

           No events to report.


SECTION 5  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

           No events to report.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

           On December 29th 2004, the Board of Directors of the Corporation by Resolution,
           agreed to accept the resignation of Mark Glusing as President and Chief
           Executive Officer, effective immediately.

           The Board of Directors by Resolution, agreed to appoint Gregory Cathcart as a director and President of the Corporation, effective immediately.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

           No events to report.

ITEM 5.04  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS
           PLAN.

           No events to report.

ITEM 5.05  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF
           THE CODE OF ETHICS.

           No events to report.


SECTION 6  [RESERVED]


SECTION 7  REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

           No events to report.


SECTION 8  OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

           On December 29th 2004, the Board of Directors of the Corporation by Resolution,
           agreed to a shares for debt exchange with creditor(s) totaling 7,000,000
           Common Shares at an exchange price per share of $0.01.  These shares will be issued under the conditions of Rule 144 and are to contain an appropriate restrictive legend.


SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibits:
           ---------
           1.   Resolution of the Board of Directors of LegalPlay Entertainment
                Inc. dated December 29, 2004 regarding shares for debt issuance.

           2.   Resolution of the Board of Directors of LegalPlay Entertainment
                Inc. dated December 29, 2004 regarding resignation and appointment of directors.

           3.   Resignation of Mark Glusing, dated December 29, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEGALPLAY ENTERTAINMENT INC.

/s/ Gregory Cathcart
-----------------------------------
Gregory Cathcart, President


December 29, 2004
-----------------------------------
Date